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                                                                  Exhibit 10.14a

                       AMENDMENT TO THE WISER OIL COMPANY
                      1997 SHARE APPRECIATION RIGHTS PLAN


     Pursuant to the provisions of Section 4.1 of The Wiser Oil Company 1997 Share Appreciation Rights Plan (the "Plan"), the Plan is hereby amended, effective as of May 18, 1999, to restate the first sentence of Section 3.2 of the Plan in its entirety to read as follows:

          "Subject to any increasing or decreasing adjustment made pursuant to this Section, the total number of SARs that may be awarded pursuant to the Plan shall not exceed 90,000, and the total number of SARs that may be awarded to any one person during any calender year shall not exceed 12,750."

                                 THE WISER OIL COMPANY


                                 By:   /s/ Andrew J. Shoup, Jr.
                                    ---------------------------------
                                 Name:  Andrew J. Shoup, Jr.
                                 Title: President and Chief Executive Officer

Dated as of May 18, 1999

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